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                                                                    EXHIBIT 99.1
                                                                    ------------




                          SHAREHOLDER VOTING AGREEMENT
                          ----------------------------

                  THIS SHAREHOLDER VOTING AGREEMENT (this "AGREEMENT"), dated as of August 21, 2001, by and between Roadway Corporation, a Delaware corporation ("PARENT"), and Edward H. Arnold (the "SHAREHOLDER").

         W I T N E S S E T H:

                  A. Simultaneously with the execution of this Agreement, Parent, Lion Corp., a Pennsylvania corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), and Arnold Industries, Inc., a Pennsylvania corporation (the "COMPANY"), have entered into an Agreement and Plan of Merger dated the date hereof (the "MERGER AGREEMENT"), which provides, among other things, for the merger (the "MERGER") of Merger Sub with and into the Company upon the terms and subject to the conditions set forth therein.

                  B. The Shareholder is the beneficial owner of, and has the sole right to vote and dispose of, 4,170,189 shares of the Company's common stock, par value $1.00 per share (the "COMPANY COMMON STOCK").

                  C. As an inducement and a condition to its execution and delivery of the Merger Agreement and performance of the obligations set forth therein, including the Merger, Parent has required that Shareholder enter into this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, respective covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound hereby, agree as follows:


                               CERTAIN DEFINITIONS

CAPITALIZED TERMS. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings ascribed to such terms in the Merger Agreement.

OTHER DEFINITIONS. For the purposes of this Agreement:

                   "AFFILIATE" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Shareholder, "Affiliate" does not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "BENEFICIAL OWNER" or "Beneficial Ownership" or "Beneficially Owned" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, including pursuant to any agreement,


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arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person includes securities Beneficially Owned by all Affiliates of such Person and all other persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

                  "COMPANY COMMON STOCK" includes all shares of capital stock or other voting securities into which shares of Company Common Stock may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom including any extraordinary distributions of securities which may be declared in respect of the shares of Company Common Stock and entitled to vote in respect of the matters contemplated by Article II of this Agreement.

                  "OWNED SHARES" means the Shareholder Shares (as defined in
Section 3.1(c)), together with any other shares of Company Common Stock or any other securities of the Company entitled, or which may be entitled, to vote upon any of the matters referred to in Section 2.1 hereof that may hereafter be owned by the Shareholder; PROVIDED, HOWEVER, that, notwithstanding the foregoing, in no event will the number of shares of Company Common Stock that are the subject of this Agreement represent more than 19.9% of the votes that all shareholders of the Company would be entitled to cast in an election of directors of the Company. As used in this Agreement, the term "Owned Shares" means the number of the shares of Company Common Stock as modified by the proviso contained in the immediately preceding sentence.

                  "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, association, trust, estate, unincorporated organization or other entity, including any Governmental Entity.

                  "REPRESENTATIVE" means, with respect to any particular Person, any officer, director, employee, agent, consultant, advisor or other representative of such Person (including legal counsel, accountants, and financial advisors).

                  "TRANSFER" means, with respect to any security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.


                           VOTING AGREEMENT AND PROXY

AGREEMENT TO VOTE. Upon the terms and subject to the conditions hereof, the Shareholder irrevocably and unconditionally agrees that, until this Agreement is terminated pursuant to Section 5.1 hereof, at any meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the Company's Shareholders, however called, or in connection with any written consent of the Company's Shareholders, the Shareholder shall vote, or cause to be voted (including by written consent, if applicable) all of his Owned Shares (i) in favor of the adoption and approval of the Merger Agreement and the Merger, (ii) against any Acquisition Proposal and (iii) against any proposed action by the Company, the Company's Shareholders or any other Person the result of which action could prevent or materially delay completion of the Merger. The Shareholder shall not enter into any agreement or commitment with any Person the


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effect of which would be inconsistent with or violative of the provisions and agreements contained in this Article II.

IRREVOCABLE PROXY.

                  THE SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS PARENT AND ANY DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER'S IRREVOCABLE PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION) TO VOTE THE OWNED SHARES OF SUCH SHAREHOLDER (INCLUDING BY WRITTEN CONSENT) (I) IN FAVOR OF THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND THE MERGER,
(II) AGAINST ANY ACQUISITION PROPOSAL AND (III) AGAINST ANY PROPOSED ACTION BY THE COMPANY, THE COMPANY'S SHAREHOLDERS OR ANY OTHER PERSON THE RESULT OF WHICH ACTION COULD PREVENT OR MATERIALLY DELAY COMPLETION OF THE MERGER. THE SHAREHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. THE SHAREHOLDER HEREBY REVOKES ANY PROXIES PREVIOUSLY GRANTED BY SUCH SHAREHOLDER WITH RESPECT TO THE SHAREHOLDER'S OWNED SHARES. THE PROXY GRANTED IN THIS SECTION 2.2 WILL AUTOMATICALLY EXPIRE UPON THE TERMINATION OF THIS AGREEMENT. THIS PROXY IS IRREVOCABLE AND THE APPOINTMENT IS COUPLED WITH AN INTEREST, HAVING BEEN GRANTED IN CONSIDERATION OF PARENT ENTERING INTO THIS AGREEMENT AND THE MERGER AGREEMENT, AND INCURRING CERTAIN RELATED FEES AND EXPENSES.


                         REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER.

                  The Shareholder represents and warrants to Parent that the following statements are as of the date of this Agreement, and will be as of the date of the Shareholders Meeting, true and correct:

The Shareholder has the authority to execute, deliver and perform this Agreement without the necessity of obtaining any third party consent (including the consent of the Shareholder's spouse), approval, authorization or waiver, or giving of any notice or otherwise.

This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms.

As of the date of this Agreement, the Shareholder is the record and beneficial owner of 4,170,189 shares of Company Common Stock (the "SHAREHOLDER SHARES") and, except as provided in this Agreement or by applicable Law, has full and unrestricted power to dispose of and vote all of the Shareholder Shares. The Shareholder has good and valid title to the Shareholder Shares, free and clear of any and all Liens, proxies, voting agreements and demands of any nature or kind whatsoever, other than those created by this Agreement. As of the date of this Agreement, the Shareholder Shares constitute all of the capital stock of the Company that is Beneficially Owned by the Shareholder and, except for the Shareholder Shares, the 175,000 nonqualified stock options to purchase shares of Company Common Stock held by the


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Shareholder and the shares of Company Common Stock currently held by exchange funds, the Shareholder does not Beneficially Own or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock or any other capital stock of the Company, or any securities convertible into shares of Company Common Stock or other capital stock of the Company.

Except for this Agreement, there are no voting trusts or other agreements or understandings, including, without limitation, any proxies, in effect governing the voting of the Shareholder Shares. The Shareholder does not hold, and has not issued, any proxies, or securities convertible into or exchangeable for or any options, warrants, or other rights to purchase or subscribe for any shares of Company Common Stock.

None of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under, any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of his properties or assets (including the Shareholder Shares) may be bound or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Shareholder or any of his properties or assets (including the Shareholder Shares).

No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

The Shareholder understands and acknowledges that Parent is entering into the Merger Agreement and is incurring the obligations set forth therein in reliance upon the execution and delivery of this Agreement by the Shareholder.

The Shareholder is entering into this Agreement and will perform Shareholder's obligations hereunder solely in Shareholder's capacity as a Shareholder of the Company Common Stock.

REPRESENTATIONS AND WARRANTIES OF PARENT.

                  Parent represents and warrants to the Shareholder that the following statements are as of the date of this Agreement, and will be as of the date of the Shareholders Meeting, true and correct:

Parent is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

Parent has all necessary corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the board of directors of Parent and no other corporate proceedings on the part of Parent are necessary to authorize the


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execution, delivery and performance of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms.

None of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under, any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent is a party or by which Parent or any of its properties or assets may be bound or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or any of its properties or assets.


                          COVENANTS OF THE SHAREHOLDER

GENERAL. The Shareholder covenants and agrees with Parent that, during the period commencing on the date hereof and ending on the date this Agreement is terminated under Article V hereof:

The Shareholder shall not, directly or indirectly, Transfer to any Person any or all of the Owned Shares.

The Shareholder shall promptly notify Parent in writing upon any representation or warranty of the Shareholder contained in this Agreement becoming untrue or incorrect in any material respect during the term of this Agreement and, for the purposes of this provision, each representation and warranty shall be deemed to be given at and as of all times during such term (irrespective of any language which suggests that it is only being given as at a particular date).

The Shareholder shall execute and deliver such other documents and instruments and take such further actions as may be necessary in order to ensure that Parent receives the full benefit of this Agreement.

The Shareholder waives any dissenters' rights he may have under applicable Law with respect to the Merger and the transactions contemplated thereby.

STANDSTILL OBLIGATIONS. The Shareholder covenants and agrees with Parent that, during the period commencing on the date hereof and ending on the date this Agreement is terminated under Article V hereof:

The Shareholder shall not, nor shall the Shareholder permit any Affiliate of the Shareholder to, nor shall the Shareholder act in concert with or permit any such Affiliate to act in concert with any Person to, solicit or participate in any solicitation of proxies with respect to any shares of Company Common Stock, nor shall they seek to advise or influence any Person with respect to the voting of any shares of Company Common Stock, other than to recommend that Shareholders of the Company vote in favor of the Merger and the Merger Agreement and otherwise as expressly provided in Article II of this Agreement.


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The Shareholder shall not, nor shall the Shareholder permit any Affiliate of the
Shareholder to, nor shall the Shareholder act in concert with or permit any such Affiliate to act in concert with any Person to, deposit any shares of Company Common Stock in a voting trust or subject any shares of Company Common Stock to any arrangement or agreement with any Person with respect to the voting of such shares of Company Common Stock, except as provided by Article II of this Agreement.

The Shareholder shall not, nor shall the Shareholder permit any Affiliate of the Shareholder to, nor shall the Shareholder act in concert with or permit any such Affiliate to act in concert with any Person to, otherwise act, alone or in concert with others, to seek control of the management, Board of Directors or policies of the Company.

The Shareholder shall not, nor shall the Shareholder authorize or permit any of his Affiliates to, nor shall the Shareholder act in concert with or permit any such Affiliate to act in concert with any Person, nor shall he permit any Representative of the Shareholder or any such Affiliate, directly or indirectly, violate any of the provisions of Section 4.2 of the Merger Agreement.

The Shareholder shall not request a waiver of any of the terms or provisions hereof in any manner that would require a public disclosure by Parent or the Company.

Notwithstanding the foregoing provisions of this Section 4.2, Parent acknowledges that Shareholder is a director on the Company's Board of Directors and, subject to the terms of the Merger Agreement, he may act in his capacity as director of the Company in accordance with his fiduciary duties to the Company and its Shareholders.


                                   TERMINATION

TERMINATION. This Agreement will terminate upon the earlier of (i) the Effective Time or (ii) the termination of the Merger Agreement.

EFFECT OF TERMINATION. All provisions of this Agreement will survive the Effective Time in accordance with their respective terms; provided, however, that this Agreement, and all rights and obligations of the parties hereunder, will terminate upon the date upon which the Merger Agreement is terminated in accordance with its terms.


                                     GENERAL

NOTICES. All notices, requests, claims, demands and other communications under this Agreement must be in writing and will be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as is specified by like notice):

if to the Shareholder, marked as personal and confidential:

                  c/o Arnold Industries, Inc.
                  625 South Fifth Avenue
                  P.O. Box 210
                  Lebanon, PA  17042-0210


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                  Attention:  Edward H. Arnold
                  Facsimile No.:

         with a copy to (which shall not constitute notice):

                  Rhoads & Sinon LLP
                  One South Market Square
                  P.O. Box 1146
                  Harrisburg, PA   17108-1146
                  Attention:  John Manbeck
                  Facsimile No.:  (717) 231-6694

         if to Parent:

                  Roadway Corporation
                  1077 Gorge Blvd.
                  P.O. Box. 471
                  Akron, OH  44309-0471
                  Attention:  John Gasparovic, General Counsel
                  Facsimile No.:  (330) 258-6082

with a copy to (which shall not constitute notice):

                  Jones, Day, Reavis & Pogue
                  North Point
                  901 Lakeside Avenue
                  Cleveland, OH   44114
                  Attention:  Patrick J. Leddy, Esq.
                  Facsimile No.:     (216) 579-0212


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NO THIRD-PARTY BENEFICIARIES. This Agreement is not intended to confer third-party beneficiary rights upon any Person.

GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the General Corporation Law of the State of Ohio to the fullest extent possible, without giving effect to the principles of conflicts or choice of law thereof or any other jurisdiction.

SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason under any present or future law, public policy or order, (i) such provision will be fully severable and (ii) this Agreement is to be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out to the maximum extent possible, so far as may be valid, legal and enforceable, the intent and purpose of such invalid provision; PROVIDED, HOWEVER, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

ASSIGNMENT. Except for any assignment by Parent, in whole or in part, to a direct or indirect subsidiary of Parent (provided that any such subsidiary agrees in writing to be bound by and liable for all of the terms, conditions and provisions contained herein that would otherwise be applicable to Parent and provided further that Parent shall remain liable for all of its duties and obligations hereunder in the event such subsidiary shall fail to perform hereunder), neither this Agreement nor the rights or the obligations of either party hereto are assignable in whole or in part (whether by operation of law or otherwise), without the written consent of the other party and any attempt to do so in contravention of this Section 6.5 will be void.

SUCCESSORS AND ASSIGNS. This Agreement inures to the benefit of and is binding upon the parties hereto and their respective successors and permitted assigns.

INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they are deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import, unless otherwise stated, are to be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented and attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or


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law is deemed to also to refer to any amendments thereto and all rules and regulations promulgated thereunder, unless the context requires otherwise.

AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Parent and the Shareholder.

FEES AND EXPENSES. Except as expressly provided in this Agreement or the Merger Agreement, each of the parties is responsible for his or its own fees and expenses (including, without limitation, the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, representations and warranties, and discussions, whether oral or written, among the parties hereto, with respect to the subject matter hereof.

SPECIFIC PERFORMANCE. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity are to be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of his or its right to exercise any such or other rights, power or remedy or to demand such compliance.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together constitute one and the same instrument and become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

EXECUTION. This Agreement may be executed by facsimile signatures by any party and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

JURISDICTION. Each of the parties hereto irrevocably agrees that any action, suit, claim or other legal proceeding with respect to this Agreement or in respect of the transactions contemplated hereby brought by any other party hereto or its successors or assigns shall be brought and determined in any state or federal court located in the State of Ohio or any appeals courts thereof (the "OHIO COURTS"), and each of the parties hereto irrevocably submits with regard to any such


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proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Ohio Courts. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the Ohio Courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any Ohio Court or from any legal process commenced in any Ohio Court (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable law, that (i) the proceeding in any Ohio Court is brought in an inconvenient forum, (ii) the venue of such proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by a Ohio Court. Notwithstanding the foregoing, each of the parties hereto agrees that the other party shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Ohio Courts in any other court or jurisdiction.

EFFECTIVENESS. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement has been duly adopted and approved by the Boards of Directors of the parties thereto and that the Merger Agreement has been executed and delivered by the parties thereto.


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                  IN WITNESS WHEREOF, each party hereto has caused this
Shareholder Voting Agreement to be signed as of the date first above written.


                               ROADWAY CORPORATION


                               By: /s/ Michael W. Wickham
                                   --------------------------------------------
                                   Name:  Michael W. Wickham
                                   Title:  Chairman and Chief Executive Officer



                                   /s/ Edward H. Arnold
                                   --------------------------------------------
                                   Edward H. Arnold




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